EXHIBIT 13.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CENTRAIS ELÉTRICAS BRASILEIRAS S.A.—ELETROBRAS (the “Company”) on Form 20-F for the fiscal year ended December 31, 2023, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Eduardo Haiama, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)	the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934, as amended; and
(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 25, 2024

	By:	/s/ Eduardo Haiama
Eduardo Haiama
Vice-President of Finance and Investor Relations

Exh: 13.2-1